EXHIBIT 24.01

Powers of Attorney executed by certain directors of registrant, authorizing execution of Registration Statement on each such director's respective behalf by persons designated therein.

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Robert W. Cardy, Terrence E. Geremski and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Carpenter Technology Corporation Stock-Based Incentive Compensation Plan for Officers and Key Employees established by the Corporation; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 21, 2001.

s/Marcus C. Bennett
Marcus C. Bennett

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Robert W. Cardy, Terrence E. Geremski and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Carpenter Technology Corporation Stock-Based Incentive Compensation Plan for Officers and Key Employees established by the Corporation; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 19, 2001.

s/C. McCollister Evarts
C. McCollister Evarts

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Robert W. Cardy, Terrence E. Geremski and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Carpenter Technology Corporation Stock-Based Incentive Compensation Plan for Officers and Key Employees established by the Corporation; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 24, 2001.

s/J. Michael Fitzpatrick
J. Michael Fitzpatrick

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Robert W. Cardy, Terrence E. Geremski and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Carpenter Technology Corporation Stock-Based Incentive Compensation Plan for Officers and Key Employees established by the Corporation; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 19, 2001.

s/William J. Hudson, Jr.
William J. Hudson, Jr.

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Robert W. Cardy, Terrence E. Geremski and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Carpenter Technology Corporation Stock-Based Incentive Compensation Plan for Officers and Key Employees established by the Corporation; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 28, 2001.

s/Marlin Miller, Jr.
Marlin Miller, Jr.

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Robert W. Cardy, Terrence E. Geremski and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Carpenter Technology Corporation Stock-Based Incentive Compensation Plan for Officers and Key Employees established by the Corporation; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 19, 2001.

s/Robert N. Pokelwaldt
Robert N. Pokelwaldt

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Robert W. Cardy, Terrence E. Geremski and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Carpenter Technology Corporation Stock-Based Incentive Compensation Plan for Officers and Key Employees established by the Corporation; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 19, 2001.

s/Peter C. Rossin
Peter C. Rossin

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Robert W. Cardy, Terrence E. Geremski and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Carpenter Technology Corporation Stock-Based Incentive Compensation Plan for Officers and Key Employees established by the Corporation; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 27, 2001.

s/Kathryn C. Turner
Kathryn C. Turner

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints Robert W. Cardy, Terrence E. Geremski and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Carpenter Technology Corporation Stock-Based Incentive Compensation Plan for Officers and Key Employees established by the Corporation; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on February 28, 2001.

s/Kenneth L. Wolfe
Kenneth L. Wolfe